UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2021

FINTECH ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-39558	84-1770732
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FTIVU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	FTIV	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	FTIVW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission issued a statement (the “SEC Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” Specifically, the SEC Statement focused on illustrative provisions relating to each of (i) certain settlement terms arising in connection with certain tender offers following a business combination and (ii) potential variance in the applicable settlement amounts arising from the characteristics of the holder of the warrant (together, the “Specified Terms”), which Specified Terms are similar to those contained in the warrant agreement, dated as of September 24, 2020, between FinTech Acquisition Corp. IV (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 7,666,666 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 203,333 redeemable warrants (together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On April 25, 2021, the Audit Committee, based on the recommendation of and after consultation with management, concluded that the Company’s audited financial statements for the year ended December 31, 2020, its unaudited interim financial statements for the three and nine months ended September 30, 2020 and its audited balance sheet as of September 29, 2020 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Report on Form 10-K filed on March 15, 2021, Quarterly Report on Form 10-Q filed on November 16, 2020, and Current Report on Form 8-K filed on October 5, 2020, should no longer be relied upon based on the reclassification of warrants as described above. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm dated March 15, 2021 on the financial statements as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, and the stockholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements for these periods that need to be restated should no longer be relied upon.

As a result, the Company today is announcing that it will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”).

The Company’s prior accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent accountant.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential business combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential business combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against PWP or any of its respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the preliminary proxy statement of FTIV filed with the SEC on February 5, 2021 and amended on March 29, 2021, as it may be further amended, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Additional Information about the Proposed Transaction and Where to Find It

FTIV has filed with the SEC a preliminary proxy statement in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement is not yet final and will be amended. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: aabrams@cohenandcompany.com.

Participants in Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 15, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, is set forth in the preliminary proxy statement for the business combination that FTIV filed with the SEC on February 5, 2021 and amended on March 29, 2021, as it may be further amended. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination is included in the proxy statement that FTIV filed with the SEC on February 5, 2021 and amended on March 29, 2021, as it may be further amended. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2021	FINTECH ACQUISITION CORP. IV

	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	President

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